 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 10, 2020

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  Dick's Sporting Goods, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders on June 10, 2020.

(b)  Three proposals were submitted by the Board to a vote of Company stockholders, and the final results of the voting on each proposal, rounded to the nearest whole share, are noted below. The Company's stockholders elected each of the Board's three nominees for Class C Director for terms that expire in 2023, or until their successors are duly elected and qualified as Class C Directors; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2020; and approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2020.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Edward W. Stack	275,774,850	3,694,022	7,070,052
Lauren R. Hobart	274,571,258	4,897,614	7,070,052
Lawrence J. Schorr	272,802,501	6,666,371	7,070,052

 Proposal No. 2- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
285,434,498	1,000,590	103,836	—

Proposal No. 3- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
265,274,113	14,028,146	166,612	7,070,052

ITEM 7.01  REGULATION FD DISCLOSURE

On June 10, 2020, the Company's Board of Directors authorized and declared a quarterly dividend in the amount of $0.3125 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on June 30, 2020 to stockholders of record at the close of business on June 22, 2020.

On June 12, 2020, the Company issued a press release announcing its quarterly dividend and certain other information furnished in Exhibit 99.1 of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 12, 2020 by DICK'S Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 12, 2020	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 12, 2020 by DICK'S Sporting Goods, Inc. filed herewith